United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 5, 1996


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


          Bermuda                  1-4668                    NONE
(State or other jurisdiction    (Commission              (IRS Employer
       of incorporation)        File Number)           Identification No.)


Clarendon House, Church Street, Hamilton HM DX, BERMUDA     NONE
(Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422



         (Former name or former address, if changed since last report.)


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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.   Other Events

     On August 5, 1996, Florida's Leon County Circuit Court ruled against Coastal Petroleum in its inverse condemnation case against the State of Florida.

     A Press release relating to these developments is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

     (c) Exhibits

         (99) Additional Exhibits

            (a) Press release of the registrant dated August 5, 1996.



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                             (Registrant)



                                By /s/ James R. Joyce
                                James R. Joyce
                                Treasurer


Date:  August 6, 1996


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